Rule 497(e)
                                               File Nos. 033-00499 and 811-04417

                           CALIFORNIA INVESTMENT TRUST

                        Supplement dated December 5, 2003

                     To the Prospectus dated January 1, 2003

Effective November 10, 2003, Gregory S. Kaplan is the co-portfolio manager for the California Tax-Free Income Fund, the California Insured Intermediate Fund, the California Tax-Free Money Market Fund, the U.S. Government Securities Fund, the Short-Term U.S. Government Bond Fund, and The United States Treasury Trust. Mr. Kaplan joined the firm in November 2003. Prior to joining the firm he was with Robertson Stephens Asset Management (FleetBoston Financial) and Mentor Investment Group (a predecessor to Wachovia Bank) between 1997 and 2002. Mr. Kaplan graduated with a degree in Finance from Rutgers University in 1989 and earned his MBA at Virginia Tech in 1992. He also holds the Chartered Financial Analyst (CFA) designation.